UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 6, 2004


                                 BGR Corporation
               (Exact name of Registrant as specified in charter)


           Nevada                        333-72392                 98-0353403
(State or other jurisdiction            (Commission             (I.R.S. Employer
     of incorporation)                  File Number)             Identification)


           7263 E. San Alfredo
              Scottsdale, AZ                                        85258
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (480) 596-4014

                              Cortex Systems, Inc.
                          777 Royal Oak Drive Suite 310
                           Victoria, British Columbia
                                 Canada V8X 5K2
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

a.) APPOINTMENT OF OFFICERS AND DIRECTORS

At a Board of Directors meeting held on December 16, 2003, Louis Lukens was appointed as Secretary. Mr. Lukens has over twenty years experience in the restaurant and franchise industries. Over fourteen years with Carlson Restaurants Worldwide Inc. Carlson Restaurants is an 875 Million dollar company with over 700 restaurants worldwide including Pick-up Stix and casual restaurant giant TGI Fridays. He brings to the Company extensive experience in restaurant operations and training, menu development, financial budgeting, facility design, restaurant layouts, workflow design, and inventory control. Areas of special expertise include building operating systems, team building, and management.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On December 16, 2003 Edward Heisler resigned as a Secretary of the Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: January 6, 2004

                                          BGR Corporation

                                          By: /s/ Jerry Brown
                                             ----------------------
                                             Jerry Brown, President